SUPPLEMENT DATED SEPTEMBER 22, 2003
TO PROSPECTUS DATED MAY 1, 2003
AS SUPPLEMENTED AUGUST 11, 2003

WRL FREEDOM ELITE BUILDER sm
Issued through
WRL Series Life Account
By
Western Reserve Life Assurance Co. of Ohio

The first sentence on page 29 of the Prospectus under the section entitled “The Policy – Associates Policies” is revised as follows:

        We offer an Associates Policy to certain employees, field associates, directors and their immediate family.

The following bullet item replaces the last bullet item on page 29 of the Prospectus under the section entitled “The Policy – Associates Policies:"

o	any immediate family member of the above. “Immediate family” is limited to spouse, parent, children, grandparents, brothers and sisters of the employee, field associate or director.

AG00393-9/03